Exhibit 32.1

                           Section 1350 Certification
                           --------------------------

In connection with the Quarterly Report on Form 10-Q (the "Report") of PREMIER EXHIBITIONS, INC. (the "Company") for the quarter ended August 31, 2005, Arnie Geller, the Chief Executive Officer and Chief Financial Officer of the Company, certifies, that:



     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 5, 2005                       /s/ Arnie Geller
                                             ----------------
                                             Arnie Geller
                                             President, Chief Executive Officer
                                             and Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.